Exhibit 99.1

THOR-809: An IL-2 Engineered From an Expanded Genetic Alphabet for the Potential Treatment of Autoimmune Disorders Marcos E. Milla, Carolina E. Caffaro, Lina Ma, Ingrid B. Joseph, David B. Chen, Taylor Ismaili, Kristine M. San Jose, Yelena Pavlova, Namit Singh, Lilia K. Koriazova, Hans R. Aerni, Michael J. Pena, Jerod L. Ptacin INTRODUCTION RESULTS RESULTS CD4+ regulatory T cells (Tregs) play a crucial role in maintaining immune Screening in Mice Identified Multiple IL-2 Synthorins THOR-809 Pharmacokinetics in NHP homeostasis. Treg dysfunction is associated with multi-organ autoimmune With Differentiated Ex Vivo Pharmacology Single subcutaneous dose of THOR-809 administered at t=0 (AI) and inflammatory-related diseases1. At high doses, recombinant interleukin-2 is approved to treat melanoma and renal cell carcinoma. At low Analysis of pSTAT5 activation in freshly isolated human PBMCs identified THOR-809 Pharmacokinetic Parameters in Non-human Primates doses, IL-2 selectively induces proliferation of Tregs through activation of the Synthorins with diverse potency profiles THOR-809 0.12 mg/kg THOR-809 0.67 mg/kg high-affinity alpha-beta-gamma IL-2 receptor (IL-2RÎ±Î²Î³), resulting in immune 10000 suppression, without activating the beta-gamma IL-2 receptor (IL-2RÎ²Î³) Multiple Synthorins covering a broad Treg potency range and CD8/Treg Test Article Mean expressed on CD8+ T effector cells (Teffs) and natural killer (NK) cells. ratios were selected for mouse PK/PD profiling (ng/mL) 1000 Dose Unit Parameter value Therapeutic benefit of low dose IL-2 has been demonstrated in chronic graft- 1000 ht1/2 17.2 versus-host disease and HCV-induced vasculitis2,3. Treg-mediated THOR-designed 809 THOR-809 downmodulation by IL-2 of the immune effector function that prevents N88R novel constructs—100 0.12mg/kg h*ng/mL AUC last 18,349 antigen recall may reset immune tolerance in select AI disorders. 50 800 V91K THOR ng/mL Cmax 361 EC THOR-designed 10 We applied our expanded genetic alphabet platform using a novel, fully- 600 constructs based on h t1/2 18.0 synthetic DNA base pair, to create optimized biologics with enhanced IL-2 sites targeted THOR-809 h*ng/mL AUC last 71,940 pharmacological properties. Using this platform, we developed a site-specific, CD8/Treg 400 THOR-809 on select benchmark Plasma 0 0.67mg/kg covalently bound mono-pegylated IL-2 that selectively expands peripheral compounds 0 24 48 72 96 120 144 168 192 ng/mL Cmax 1,358 Tregs in mice and non-human primates (NHP). Hours post-dose 200 IL-2 N88R/D109 THOR-809 was identified as an IL-2 variant that maximized proliferation of THOR-809 Induces Treg Expansion in NHP peripheral Tregs, with an optimal PK/PD profile and a strong preference for 0 N88 THOR-809 induced large-scale expansion of peripheral Tregs in blood Treg proliferation relative to Teffs (no expansion) and NK cells (minimal 10 100 1000 10000 100000 1000000 Treg Percentage in Total Blood Cells expansion). These properties correlated with extended half-life and sustained EC at Tregs (pg/mL) exposure. In NHPs, subcutaneous dosing of THOR-809 demonstrated dose- 50 Vehicle THOR-809 0.67 mg/kg Pre-dose dependent proliferation of peripheral Tregs with no detectable proliferation of 25 Teffs or NK cells up to 200 mcg/kg. Key Findings THOR-809 0.2 mg/kg THOR-809 0.07 mg/kg Our results support continued investigation of THOR-809 as a treatment for The pSTAT5 signal reports on receptor engagement and activation. singlets 20 BUV395 AI disorders. We observed loose coupling between pSTAT5 and readouts of cell 15 A::CD25 proliferation, including Ki67 and Treg counts. As a result, compound profiling in —7 days post-dose Synthorx Expanded Genetic Code Platform: A Synthetic for Treg expansion and activation in vivo (mouse) was required to select 10 —387 371 Treg% — Optimized DNA Base Pair Biologics Encodes Novel Amino Acids to Create Functional candidates with Screen superior pharmacodynamic For Treg Expansion properties. in Mice Identified CD4 5 Comp Como-561-582-A::FOXP3PE X-Y Base Pair creates new codons that specifically THOR-809 0 D-1 Pre 24 36 72 120 168 192 240 312 360 528 FlowplotshowingTreg population(CD25+FoxP3+)in encode novel amino acid chemistry into proteins Hours post-dose CD4+ cellspre-andpost-dose Maximum Fold Increase in Treg % in Total Blood Cells Site-Specific Bioconjugation A single subcutaneous dose (~0.9mg/kg) of the indicated Synthorin variant was THOR-809 Does Not Expand CD8+ T or NK cells in NHP administered to C57/Bl6 mice. Flow cytometry was used to quantitate Treg Minimal change in peripheral CD8+ T cells and NK cells in blood post-dose Novel amino acid installation creates a (CD4+ CD25+ FoxP3+) expansion in peripheral blood. dedicated, specific and stable chemical Vehicle THOR-809 0.12 mg/kg THOR-809 0.67 mg/kg attachment site 30 Fold change in CD8+ T cell Fold change NK cell % in Designed to bioconjugate moieties for % in total blood cells total blood cells improved properties: e.g. PEG 10 10 of Treg% 20 change 8 change 8 Specificity fold 6 fold 6 receptor binding 4 4 Improved target selectivity through altered Fold Change in Singlets 10 N88R in singlets singlets Polymer-Conjugates 2 in 2 809 — Increased half-life Max CD8+% 0 NK% 0 Epitope shielding through covalent and PEGylatedmutein Fc—V91K mutein THOR D-1Pre 24 36 72 120168192240312360528 D-1Pre 24 36 72 120168192240312360528 0 Hours post-dose Hours post-dose stable PEG attachment via bio- Vehicle A B C D E F G H I J K THOR-809 Plots normalized to pre-dose percentage of each cell type. orthogonal chemistry Synthorin Construct THOR-809 Induces Treg Biomarkers of Activation and Engineered Cells Install a Novel Amino Acid Utilizing THOR-809 Shows Increased Exposure in Mice Proliferation in NHP A-D represent other IL-2 AI constructs made by Synthorx Quantitation of induction of biomarkers in peripheral blood Tregs using flow X-Y to Produce Therapeutic Proteins with Optimized A cytometry (pSTAT5, Ki-67, CD25) Properties 100000 B Vehicle THOR-809 0.12 mg/kg THOR-809 0.67 mg/kg Production system for Synthorins in E. coli levels 10000 THOR-809 THOR-809 PEGylated N88R mutein pSTAT5 Ki-67 Novel Amino Acid enters cells; used C 100 100 Study Details X and YTPs enter via by aminoacyl tRNA synthetase to Plasma 1000 D Mice SubQ dosing 80 80 transporter charge X-Y tRNAs Single dose of 67+ 100 0.90 mg/kg for all 60 —60 molecules PSTAT5+ Ki (ng/mL) 10 cells 40 Treg 40 X-Y containing % plasmids IL2% 2 2 —1 encode PEG 0 0 product with D-1 Pre 2 8 24 3672120168192240312360528 D-1 Pre 2 8 24 3672120168192240312360528 X-Y codon and 0.1 0 20 40 60 80 100 120 140 160 180 200 Hours post-dose Hours post-dose matching X-Y mRNA with X-Y codon matches Time (h) 5000 CD25 tRNA gene with tRNA displaying anticodon THOR-809 Expands Tregs in Mice 4000 Comparison of THOR-809 and a PEGylated IL-2 N88R mutein MFI Translation machinery decodes X-Y codons construct for Treg expansion in peripheral blood using flow cytometry. CD25 3000 to introduce nAA into Synthorin proteins 2000 Vehicle THOR-809 0.9 mg/kg PEG N88R mutein 0.3 mg/kg Treg Dual Pharmacology of IL-2 is Mediated by Î±Î²Î³ and Î²Î³ Treg % in CD8+ T Cell % in 1000 Receptor Sub-Types 7 Total Blood Cells 7 Total Blood Cells 0 D-1 Pre 2 8 24 3672120168192240312360528 Receptor Immune Cells Immune 6 6 Hours post-dose Type Activated Response 5 Singlets 5 THOR-809 Induces Treg Biomarkers of Differentiation Singlets 4 in 4 and Suppressive Function in NHP High § affinity Treg Suppression in 3% 3 Quantitation of induction of biomarkers that correlate with Treg (K ~ 10-11M) CD4+ Treg up-regulation cell suppressive function in peripheral blood Tregs using flow cytometry. d Tcon Suppression Treg% 2 T 2 FoxP3 and Helios are Treg transcription factors that control gene programs for Primarily Treg 1 CD8+ 1 Treg differentiation and suppressive activity. 0 0 Vehicle THOR-809 0.12 mg/kg THOR-809 0.67 mg/kg IL-2 § Stimulation 0 1 2 3 4 5 6 7 8 Pre- 1 2 3 4 5 6 7 8 FoxP3 Helios Intermediate affinity Tcon Proliferation of Tcon (2 h) Day dose Day 10000 2500 (Kd ~ 10-9M) reactive to Auto-antigens Broadly expressed THOR-809 Induces Treg Activation and Biomarkers of MFI 8000 MFI 2000 CD4 Th, CD8+ T, and NK cells 6000 Suppressive Function in Mice FoxP3 Helios 1500 4000 THOR-809 is Designed to Activate Tregs Without Comparison of THOR-809 and a PEGylated IL-2 N88R mutein construct for Treg Treg Treg 1000 induction of biomarkers that correlate with suppressive function. 2000 Stimulating Conventional T cells (Tcons) 500 0 THOR-809’s Key Differentiation Vehicle THOR-809 0.9 mg/kg PEG N88R mutein 0.3 mg/kg D-1 Pre 2 8 24 3672120168192240312360528 D-1 Pre 2 8 24 3672120168192240312360528 Hours post-dose Hours post-dose 1. IL-2 receptor Î±Î²Î³ complex bias – Site-specific PEG tunes IL-2 CD25 FoxP3 pharmacology for preferential Treg activation and expansion over Tcon 30,000 60,000 2. Ease of use – pegylation allows for Q2W dosing and no more frequent CONCLUSIONS 3. Low risk for ADAs – Sites targeted for pegylation have low risk of MHC-II 20,000 40,000 binding and presentation. Covalent, stable PEG shields new amino acid Ex vivo Screening for PEGylated, IL-2 R biased IL-2 compounds (MFI) – Structure Activity Relationship (SAR) screening identified multiple PEG-IL-2 Synthorin Properties 10,000 20,000 Synthorin IL-2 constructs biased for IL-2RÎ± – Identified compounds showed a broad range of Treg activation potency Stable PEG covalently attached to the novel amino acid installed where affinity Intensity and Tcon:Treg ratios at the IL-2 receptor § is reduced- potency at the IL-2 receptor requires ï¡ 0 0 Screening in mice identified THOR-809 as a specific and effective Treg Pre- 0 1 2 3 4 5 6 7 8 Pre- 0 1 2345 678 activator IL-2 RÎ± IL-2 RÎ± dose (2 h) Day dose (2 h) Day In mice, a single subcutaneous dose of THOR-809 induced: – Sustained pSTAT5 signaling in Treg cells THOR-809 Fluorescence Helios ICOS – Specific expansion of Tregs, not Tcons IL-2 20,000 15,000 – Increase in markers of Treg differentiation and suppressive function Mean – FoxP3, CD25, Helios, and ICOS were up-regulated Treg 15,000 In cynomolgus monkey, a single subcutaneous dose of THOR-809 induced: 10,000 – Dose-dependent expansion and activation of Tregs 10,000 – No observed expansion of CD8+ T (Tcon) or NK cells – Increased Treg expression of biomarkers that correlate with differentiation PEG 5,000 5,000 and suppressive function IL-2 RÎ² IL-2 RÎ² 0 0 REFERENCES IL-2 RÎ³ IL-2 RÎ³ Pre- 0 1 2 3 4 5 6 7 8 Pre- 0 1 2 3 4 5 6 7 8 dose (2 h) Day dose (2 h) Day 1. 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